EXHIBIT 10.4

SECOND AMENDMENT

OF

HORMEL

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2007 Restatement)

The “Hormel Supplemental Executive Retirement Plan (2007 Restatement)” adopted by Hormel Foods Corporation, a Delaware corporation, effective January 1, 2007, as heretofore amended by one amendment (collectively, the “Plan Statement”), is hereby amended as follows:

4.                                      CHANGE IN PLAN YEAR.  Effective for Plan Years beginning on or after October 26, 2008, Section 8.6 of the Plan Statement shall be amended to read in full as follows:

8.6.                              Plan Year.  The plan year for this SERP means (i) with respect to Plan Years ending on or prior to October 25, 2008, the fiscal period of fifty-two (52) or fifty-three (53) consecutive weeks ending on the last Saturday in each October; (ii) with respect to the Plan Year beginning October 26, 2008, the Plan Year shall be the short year beginning October 26, 2008 and ending October 25, 2009, the last Sunday in October (rather than October 31, 2009, the last Saturday in October); and (iii) with respect to Plan Years ending after October 25, 2009, the Plan Year shall be fiscal period of fifty-two (52) or fifty-three (53) consecutive weeks ending on the last Sunday in October of each year.

5.                                      SAVINGS CLAUSE.  Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.